SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): November 5, 2007


                            FIRST SOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)



Incorporated under the     Commission File No. 000-28037      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1086258




                       1450 John B. White, Sr., Boulevard
                        Spartanburg, South Carolina 29306
                    (Address of principal executive offices)

                             Telephone: 864-595-0455


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     Please see Exhibit 99 for the  Registrant's  letter to shareholders.

Item 9.01   Financial Statements and Exhibits

(c)  Exhibit 99  Registrant's Letter to Shareholders

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 FIRST SOUTH BANCORP, INC.
                                  (Registrant)



Date:  November 8, 2007          By: /s/ V. Lewis Shuler
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                                    V. Lewis Shuler
                                    Executive Vice President